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ANNUAL REPORT TO SHAREHOLDERS

December 31, 2002

CASH RESERVE FUND

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 2002

                                                               February 21, 2003
DEAR SHAREHOLDER:

I am pleased to provide you with the 2002 annual report for the North Track Cash Reserve Fund. The fund's investment objective is to provide current income while maintaining stable principal and liquidity. Accordingly, the fund is invested primarily in high-quality, short-term corporate and U.S. Government Agency obligations.

Fund assets as of December 31, 2002 were $219.1 million, down slightly from the prior year. The fund operates with three share classes designed to meet your money market needs.

We continue to believe in the value of investment strategies such as "dollar cost averaging", especially during volatile markets such as we have experienced. Using this strategy, shares can be automatically redeemed from your money market account on a monthly basis and exchanged into your choice of our long-term mutual funds.

I am also pleased to announce that on January 1, 2003, John J. Mulherin, was elected to the North Track Board of Directors. Mr. Mulherin brings a wealth of industry knowledge and experience to the North Track Board, having served as chief operating officer of Fidelity Investments Institutional Services Company. He is currently President and CEO of B.C. Ziegler and Company. Ziegler is distributor and investment advisor for the North Track mutual fund family. His commitment to the fund family makes him a welcome addition.

We appreciate your confidence in the North Track family of funds and look forward to serving you in the coming year.

Sincerely,

/s/ Robert J. Tuszynski

Robert J. Tuszynski
President

This report contains information for existing shareholders of the North Track Cash Reserve Fund. It does not constitute an offer to sell. If an investor wishes to receive more information about the Fund, the investor should obtain a prospectus, which includes a discussion of the Fund's investment objective and all sales charges and expenses of the Fund.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            ANNUAL REPORT COMMENTARY
                               DECEMBER 31, 2002

The 2002 annual returns for the Cash Reserve Fund were 1.09% for Class X shares, ..47% for Class B shares, and 1.49% for Class Y shares.

Throughout 2002, short-term rates continued to fall as hope of an economic recovery diminished. By the beginning of August, the Federal Reserve Open Market Committee had changed their bias from balanced to weakness and in November cut the Federal Funds rate by 50 basis points to 1.25%.

During the year, the interest rate curve for short-term securities flattened significantly, resulting in very little difference in yields between shorter and longer maturities. At the beginning of the year, rates from one month to nine months were positively sloped by 20-25 basis points but by the end of the year were flat, and in the case of A1+/P1 commercial paper they were slightly inverted.

In expectation of an economic recovery in the first half of the year, the average maturity of the Fund's portfolio was kept at 45-50 days. Once it was clear that the economy would continue to struggle in 2002, the average maturity of the Fund's portfolio was extended to 60-65 days. This was done to gain incremental yield in longer maturity issues.

As we look towards 2003, we are asking many of the same questions that we were being asked at the beginning of 2002. Will we see a recovery during the year, how strong will it be and is the Federal Reserve out of the picture or will it take back the 50 basis point cut from Novembero We continue to remain focused for signs of economic recovery and stability, as this will provide the basis for the next move in short-term interest rates.

As of December 31, the Fund's holdings as a percent of total assets were allocated as follows: commercial paper-45%; corporate bonds and notes-17%; U.S Government/Agency-21%; other short-term securities-17%.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the North Track Cash Reserve Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the adviser's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

    PRINCIPAL                                                                MATURITY       INTEREST            VALUE
     AMOUNT          DESCRIPTION                                               DATE           RATE            (NOTE 1A)
     ------          -----------                                             --------       --------          ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 23.4%

FEDERAL HOME LOAN BANK (FHLB)
      $ 2,465,000    FHLB Note                                               11/14/03         6.375%        $  2,568,632
          500,000    FHLB Note                                               10/27/03         5.325%             514,947
        2,000,000    FHLB Note                                               10/24/03         3.060%           2,025,897
        1,100,000    FHLB Note                                               10/20/03         5.190%           1,130,747
        2,050,000    FHLB Note                                               09/15/03         5.125%           2,103,144
          435,000    FHLB Note                                               08/15/03         4.125%             442,327
          510,000    FHLB Note                                               05/27/03         5.790%             519,009
          500,000    FHLB Note                                               04/28/03         5.025%             505,444
        1,000,000    FHLB Note                                               03/27/03         1.250%b<F2>        999,977
        2,000,000    FHLB Note                                               03/24/03         1.279%a<F1>      1,999,920
        1,000,000    FHLB Note                                               03/17/03         6.020%           1,009,715
          450,000    FHLB Note                                               01/13/03         5.125%             450,544
                                                                                                            ------------
                     Total Federal Home Loan Bank                                                             14,270,303
                                                                                                            ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
        2,177,000    FHLMC Note                                              09/15/03         3.500%           2,208,320
#<F3>     480,000    FHLMC Note                                              07/15/03         5.750%             491,210
#<F3>   2,000,000    FHLMC Note                                              05/15/03         7.375%           2,042,123
        2,699,000    FHLMC Note                                              02/15/03         7.000%           2,716,152
        2,000,000    FHLMC Discount Note                                     01/02/03         1.290%           1,999,928
                                                                                                            ------------
                     Total Federal Home Loan Mortgage Corporation                                              9,457,733
                                                                                                            ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
#<F3>   2,000,000    FNMA Note                                               11/15/03         3.125%           2,029,269
#<F3>   2,666,000    FNMA Note                                               11/14/03         4.750%           2,740,687
        2,000,000    FNMA Discount Note                                      11/14/03         1.400%           1,975,345
          500,000    FNMA Medium Term Note                                   09/29/03         5.500%             513,850
        3,076,000    FNMA Note                                               08/15/03         4.000%           3,117,365
#<F3>   3,000,000    FNMA Discount Note                                      01/30/03         1.280%           2,996,907
          260,000    FNMA Note                                               01/15/03         5.250%             260,366
#<F3>   4,000,000    FNMA Discount Note                                      01/15/03         1.280%           3,998,009
#<F3>   5,000,000    FNMA Discount Note                                      01/08/03         1.290%           4,998,746
                                                                                                            ------------
                     Total Federal National Mortgage Association                                              22,630,544
                                                                                                            ------------

STUDENT LOAN MARKETING ASSOCIATION (SLMA)
          400,000    SLMA Medium Term Note                                   07/02/03         2.600%             401,755
                                                                                                            ------------
                     Total Student Loan Marketing Association                                                    401,755
                                                                                                            ------------
                     Total U.S. Government and Agency Obligations                                             46,760,335
                                                                                                            ------------

CORPORATE SECURITIES -- 67.5%

BONDS AND NOTES -- 18.8%
        1,025,000    American General Finance
                       Corporation Senior Notes                              03/15/03         6.200%           1,031,958
        2,000,000    American General Finance
                       Corporation Medium Term Notes                         01/17/03         7.340%           2,005,220
        1,400,000    Associates Corporation Senior Notes                     04/15/03         6.000%           1,417,490
        2,250,000    Associates Corporation Senior Notes                     02/17/03         5.970%           2,259,967
        4,000,000    CIT Group Holdings Corporation Global Bond              03/15/03         7.375%           4,039,858
        2,000,000    Citigroup, Inc. Subordinated Notes                      06/01/03         7.125%           2,041,922
        2,000,000    General Electric Capital
                       Corporation Global Medium Term Notes                  06/05/03         7.500%           2,045,991
        3,500,000    General Electric Capital
                       Corporation Global Medium Term Notes                  02/03/03         7.000%           3,515,751
        1,000,000    General Electric Capital
                       Corporation Global Medium Term Notes                  02/03/03         5.160%           1,002,739
        3,750,000    Household Netherlands Senior Notes                      03/01/03         6.125%           3,770,373
        1,850,000    Merrill Lynch & Company Medium Term Notes               12/08/03         1.644%a<F1>      1,852,372
        2,000,000    Merrill Lynch & Company Medium Term Notes               05/30/03         7.850%           2,048,859
        1,003,000    Merrill Lynch & Company Global Bond                     02/12/03         6.000%           1,007,415
        1,830,000    Merrill Lynch & Company Medium Term Notes               02/11/03         7.180%           1,840,422
        2,000,000    Merrill Lynch & Company Medium Term Notes               01/06/03         5.920%           2,000,921
        3,580,000    Wells Fargo Company Senior Notes                        05/01/03         7.200%           3,630,858
        2,000,000    Wells Fargo Company Medium Term Senior Notes            02/01/03         5.750%           2,005,613
                                                                                                            ------------
                     Total Corporate Bonds and Notes                                                          37,517,729
                                                                                                            ------------

COMMERCIAL PAPER -- 48.7%
          600,000    American General Finance Corporation                    01/22/03         1.290%             599,548
        3,000,000    American General Finance Corporation                    01/08/03         1.520%           2,999,114
        2,500,000    American General Finance Corporation                    01/07/03         1.280%           2,499,467
        1,000,000    American General Finance Corporation                    01/06/03         1.290%             999,821
        1,000,000    American General Finance Corporation                    01/02/03         1.300%             999,964
        3,500,000    American Express Credit Corporation                     01/23/03         1.290%           3,497,241
          600,000    American Express Credit Corporation                     01/22/03         1.300%             599,545
        2,750,000    American Express Credit Corporation                     01/21/03         1.310%           2,747,999
        4,200,000    American Express Credit Corporation                     01/06/03         1.295%           4,199,246
          500,000    Asset Securitization Cooperative Corp.                  02/04/03         1.320%             499,377
        5,000,000    Asset Securitization Cooperative Corp.                  01/14/03         1.330%           4,997,599
        1,000,000    Asset Securitization Cooperative Corp.                  01/08/03         1.330%             999,741
        3,100,000    Chevron Texaco                                          01/07/03         1.250%           3,099,354
        4,400,000    Citicorp                                                02/18/03         1.340%           4,392,139
        5,500,000    Enterprise Funding Corporation                          01/07/03         1.340%           5,498,772
        1,000,000    Enterprise Funding Corporation                          01/03/03         1.350%             999,925
        1,400,000    General Electric Capital Corporation                    02/11/03         1.340%           1,397,863
        1,500,000    General Electric Capital Corporation                    01/27/03         1.340%           1,498,548
        1,500,000    General Electric Capital Corporation                    01/17/03         1.360%           1,499,093
        1,400,000    Marshall & Ilsley Corporation                           01/30/03         1.290%           1,398,545
          500,000    Marshall & Ilsley Corporation                           01/17/03         1.340%             499,702
        8,000,000    Marshall & Ilsley Corporation                           01/16/03         1.340%           7,995,533
        1,200,000    Old Line Funding Corp.                                  01/15/03         1.350%           1,199,370
        1,100,000    Old Line Funding Corp.                                  01/07/03         1.340%           1,099,754
        1,500,000    Old Line Funding Corp.                                  01/06/03         1.360%           1,499,717
        1,000,000    Paradigm Funding LLC.                                   01/23/03         1.350%             999,175
          400,000    Paradigm Funding LLC.                                   01/22/03         1.380%             399,678
        5,000,000    Paradigm Funding LLC.                                   01/21/03         1.360%           4,996,222
          500,000    Preferred Receivables Funding Corporation               01/27/03         1.350%             499,513
        1,500,000    Preferred Receivables Funding Corporation               01/09/03         1.320%           1,499,560
        9,000,000    Prudential Funding Corporation                          01/30/03         1.270%           8,990,752
        7,000,000    State Street Corporation                                01/08/03         1.280%           6,998,258
        2,600,000    Toyota Motor Credit                                     02/06/03         1.300%           2,596,620
        2,000,000    Toyota Motor Credit                                     02/04/03         1.300%           1,997,544
        1,000,000    Toyota Motor Credit                                     01/29/03         1.290%             998,997
        2,900,000    Toyota Motor Credit                                     01/27/03         1.300%           2,897,277
        3,500,000    Triple-A One Funding Corporation                        02/07/03         1.320%           3,495,251
          500,000    Triple-A One Funding Corporation                        01/10/03         1.320%             499,835
        2,500,000    Triple-A One Funding Corporation                        01/09/03         1.370%           2,499,239
                                                                                                            ------------
                     Total Commercial Paper                                                                   97,084,898
                                                                                                            ------------
                     Total Corporate Securities                                                              134,602,627
                                                                                                            ------------

SHORT TERM SECURITIES -- 18.4%

FLOATING RATE NOTES -- 4.6%
\<F4>   4,011,396    Bear Stearns Co Medium Term Note                                                          4,011,396
\<F4>   1,002,849    Comerica Bank FDC                                                                         1,002,649
\<F4>   2,206,268    Morgan Stanley Dean Witter Medium Term Note                                               2,212,240
\<F4>   2,005,698    Washington Mutual Bank FA FDC                                                             2,005,698
                                                                                                            ------------
Total Floating Rate Notes                                                                                      9,231,983
                                                                                                            ------------

REPURCHASE AGREEMENTS -- 1.0%
\<F4>   1,843,804    Bank of America Sec LLC Triparty Repurchase Agreement                                     1,843,804
\<F4>     200,570    Lehman Brothers Triparty Repurchase Agreement                                               200,570
                                                                                                            ------------
Total Repurchase Agreements                                                                                    2,044,374
                                                                                                            ------------
MONEY MARKET -- 12.8%
       10,541,632    AIM Liquid Assets - Cash Management Fund                                                 10,541,632
        6,854,840    Federated Prime Cash Fund                                                                 6,854,840
           21,787    Highmark U.S. Government Money Market Fund                                                   21,787
\<F4>   1,002,849    Janus Money Fund                                                                          1,002,849
\<F4>   7,019,944    Merrimac Cash Fund                                                                        7,019,944
                                                                                                            ------------
Total Money Market                                                                                            25,441,052
                                                                                                            ------------
Total Short Term Securities                                                                                   36,717,409
                                                                                                            ------------
TOTAL INVESTMENTS, AT AMORTIZED COST -- 109.3%                                                               218,080,371
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (9.7)%                                                        (19,299,150)
OTHER ASSETS LESS LIABILITIES -- 0.4%                                                                            723,435
                                                                                                            ------------
NET ASSETS -- 100.0%                                                                                        $199,504,656
                                                                                                            ------------
                                                                                                            ------------

NOTES TO SCHEDULE OF INVESTMENTS
(a)<F1> The security has a floating/variable rate coupon payment tied to the 1 Month US Libor rate. Rate reset monthly.
(b)<F2> The security has a floating/variable rate coupon payment tied to the 3 Month US Libor rate. Rate reset quarterly.
  #<F3>   Loaned security
  \<F4> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
   Investments in securities, at amortized cost and value:
       U.S. government and agency obligations                     $ 46,760,335
       Corporate investments                                       134,602,627
       Short-term investments                                       36,717,409
   Receivable for fund shares sold                                      35,051
   Interest receivable                                                 988,503
   Receivable from distributor                                           1,268
   Other assets                                                         15,749
                                                                  ------------
           Total assets                                            219,120,942
                                                                  ------------

LIABILITIES:
   Payable for capital shares redeemed                $    27,368
   Dividends payable (Retail Class X)                         126
   Dividends payable (Retail Class B)                          39
   Dividends payable (Institutional Class Y)               32,380
   Management fees                                         35,951
   Broker service fees                                     59,423
   Distribution fees                                        1,600
   Accrued expenses                                       160,249
   Collateral on securities loaned, at value           19,299,150
                                                      -----------
           Total liabilities                                        19,616,286
                                                                  ------------
NET ASSETS                                                        $199,504,656
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $199,484,118
   Undistributed net investment income                                   9,832
   Undistributed accumulated net realized gain                          10,706
                                                                  ------------
           Net Assets                                             $199,504,656
                                                                  ------------
                                                                  ------------

RETAIL CLASS X
   Net assets (in 000's)                                          $    136,663
   Shares issued and outstanding                                       136,645
   Net asset value and redemption price per share                        $1.00

RETAIL CLASS B
   Net assets (in 000's)                                          $      7,521
   Shares issued and outstanding                                         7,519
   Net asset value and redemption price per share                        $1.00

INSTITUTIONAL CLASS Y
   Net assets (in 000's)                                          $     55,321
   Shares issued and outstanding                                        55,323
   Net asset value and redemption price per share                        $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Interest                                                         $3,949,258
   Security lending revenue                                             12,956
                                                                    ----------
        Total investment income                                      3,962,214
                                                                    ----------

EXPENSES:
   Investment advisory fees                            401,774
   Administration fees                                 298,853
   Shareholder service fees Class X                    331,666
   Distribution fees Class X                           217,270
   Distribution fees Class B                            74,624
   Professional fees                                   129,796
   Depository fees                                      23,008
   Director fees                                        28,515
   Registration fees                                    58,272
   Transfer agent                                       25,261
   Pricing                                               7,655
   Printing and postage fees                            97,329
   Miscellaneous expenses                                6,094
                                                     ---------
        Total expenses                               1,700,117
   Less expenses absorbed by distributor                (1,268)
                                                     ---------
        Net expenses                                 1,698,849

NET INVESTMENT INCOME                                                2,263,365

NET REALIZED GAIN ON INVESTMENTS                                        47,438
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,310,803
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE             FOR THE
                                                                           YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31,        DECEMBER 31,
                                                                              2002                2001
                                                                          ------------        ------------
OPERATIONS:
   Net investment income                                                  $  2,263,365       $  5,796,088
   Net realized gain on investments                                             47,438                455
                                                                          ------------       ------------
        Net increase in net assets resulting from operations                 2,310,803          5,796,543
                                                                          ------------       ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                             597,777,049        543,498,027
   Net asset value of shares issued in distributions                         1,879,468          4,955,795
   Cost of shares redeemed                                                (611,207,125)      (487,135,970)
                                                                          ------------       ------------
        Net increase (decrease) in net assets from
          capital share transactions                                       (11,550,608)        61,317,852
                                                                          ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Investment Income:
        Class X Shares                                                      (1,535,974)        (1,453,810)
        Class B Shares                                                         (33,708)          (114,394)
        Class Y Shares                                                        (692,654)        (4,224,596)
   Realized Gain from investment sales:
        Class X Shares                                                         (24,805)                --
        Class B Shares                                                            (263)                --
        Class Y Shares                                                         (16,642)                --
                                                                          ------------       ------------
        Total distributions                                                 (2,304,046)        (5,792,800)
                                                                          ------------       ------------
        Total increase (decrease) in net assets                            (11,543,851)        61,321,595
NET ASSETS:
   Balance at beginning of period                                          211,048,507        149,726,912
                                                                          ------------       ------------
   Balance at end of period                                               $199,504,656       $211,048,507
                                                                          ------------       ------------
                                                                          ------------       ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      CLASS X COMMON STOCK (RETAIL SHARES)
                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of the North Track Cash Reserve Fund outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------
(Selected data for each retail share of the Fund
outstanding throughout the periods)

Net asset value, beginning of period                    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                        --------       --------       --------       --------       --------
Income from investment operations:
   Net investment income                                     .01            .03            .06            .04            .05
Less distributions:
   Dividends from net investment income                     (.01)          (.03)          (.06)          (.04)          (.05)
                                                        --------       --------       --------       --------       --------
Net asset value, end of period                          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                        --------       --------       --------       --------       --------
                                                        --------       --------       --------       --------       --------

Total investment return                                    1.09%          3.37%          5.64%          4.35%          4.77%

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)         $136,663       $142,125       $113,595       $136,998       $147,995
   Ratio of expenses to average net assets (a)<F5>          .92%           .96%           .80%           .90%           .89%
   Ratio of net investment income
     to average net assets (a)<F5>                         1.06%          3.23%          5.50%          4.26%          4.65%

(a)<F5> For the years ended December 31, 1999 and 1998, the Fund's adviser and administrator voluntarily reimbursed a portion of its fees. Without these reimbursements, the ratios of expenses and net investment income to average net assets for the Fund would have been as follows:

                                               FOR THE YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                       1999          1998
                                                      ------        ------
  Ratio of expenses to average net assets              .93%          .96%
  Ratio of net investment income
    to average net assets                             4.23%         4.58%

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

               CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)
                              FINANCIAL HIGHLIGHTS

                                                                                                    FOR THE PERIOD FROM
                                                                                                     DECEMBER 15, 1999
                                                           FOR THE YEARS ENDED DECEMBER 31,           (COMMENCEMENT OF
                                                         ------------------------------------       OPERATIONS) THROUGH
                                                          2002           2001           2000         DECEMBER 31, 1999
                                                         ------         ------         ------         ----------------
(Selected data for each Class B share of the Fund
  outstanding throughout the period)

Net asset value, beginning of period                    $   1.00       $   1.00       $   1.00            $   1.00
                                                        --------       --------       --------            --------

Income from investment operations:
   Net investment income                                     .01            .03            .05                  --

Less distributions:
   Dividends from net investment income                     (.01)          (.03)          (.05)                 --
                                                        --------       --------       --------            --------
Net asset value, end of period                          $   1.00       $   1.00       $   1.00            $   1.00
                                                        --------       --------       --------            --------
                                                        --------       --------       --------            --------

Total investment return                                     .47%          2.75%          5.05%               3.47%*<F6>

Ratios/Supplemental Data:
   Net assets, end of period (to nearest thousand)        $7,521         $6,674         $3,332                $117
   Ratio of expenses to average net assets (a)<F7>         1.52%          1.60%          1.40%               1.39%*<F6>
   Ratio of net investment income
     to average net assets (a)<F7>                         0.45%          2.40%          4.94%               3.47%*<F6>

*<F6>     Annualized.
(a)<F7> For the year ended December 31, 2002 the Fund's distributor voluntarily subsidized a portion of expenses. Without this subsidy, the ratios of expenses and net investment income to average net assets for the Fund would have been as follows:
          Ratio of expenses to average net assets                         1.54%
          Ratio of net investment income to average net assets             .43%

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                  CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
                              FINANCIAL HIGHLIGHTS

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                         ------         ------         ------         ------         ------
(Selected data for each institutional share of the Fund
  outstanding throughout the periods)

Net asset value, beginning of period                    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                        --------       --------       --------       --------       --------

Income from investment operations:
   Net investment income                                     .01            .04            .06            .05            .05

Less distributions:
   Dividends from net investment income                     (.01)          (.04)          (.06)          (.05)          (.05)
                                                        --------       --------       --------       --------       --------
Net asset value, end of period                          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                        --------       --------       --------       --------       --------
                                                        --------       --------       --------       --------       --------

Total investment return                                    1.49%          3.78%          6.01%          4.67%          5.15%

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)          $55,321        $62,250        $32,800        $10,536        $19,889
   Ratio of expenses to average net assets (a)<F8>          .54%           .56%           .50%           .58%           .48%
   Ratio of net investment income
     to average net assets (a)<F8>                         1.43%          3.57%          6.00%          4.54%          5.06%

(a)<F8> For the years ended December 31, 1999 and 1998 the Fund's adviser voluntarily reimbursed a portion of its fees. Without these reimbursements, the ratios of expenses and net investment income to average net assets for the Fund would have been as follows:

                                               FOR THE YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                        1999          1998
                                                       ------        ------
  Ratio of expenses to average net assets               0.62%         0.55%
  Ratio of net investment income to average net assets  4.50%         4.99%

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Tax-Exempt Fund, Government Fund, S&P100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other funds is presented in separate reports. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

   a)  Valuation of Investments

       Money market instruments are valued at amortized cost, which the Board of Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   b)  Security Transactions

       Security transactions are recorded on a trade date basis. Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

   c)  Federal Income Taxes

       The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

   d)  Expense Allocation

       Expenses associated with a specific fund are charged to that fund as they are incurred. Common expenses are allocated, as incurred, between the funds based upon the ratio of the net assets of the funds, or other equitable means.

   e)  Distributions to Shareholders

       Dividends from net investment income of the Fund are declared daily and paid monthly.

   f)  Use of Estimates

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   a)  Investment Advisory Fees

       B.C. Ziegler and Company ("BCZ") is the investment adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets. For the year ended December 31, 2002, the Fund incurred total advisory fees of $401,774.

   b)  Administration Fees

       Pursuant to an Administrative Services Agreement, BCZ provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 2002, the Fund incurred administration fees of $298,853.

   c) BCZ has an Accounting and Pricing Agreement with North Track to provide accounting and pricing services to the Fund. In addition, the Fund pays BCZ distribution fees and shareholder service fees for shareholder accounts maintained by BCZ instead of the applicable transfer agent fees. The total amount of the fees paid to BCZ for the year ended December 31, 2002 were as follows:

                                            COMMISSION &             COMMISSION &
       SHAREHOLDER SERVICE CLASS X     DISTRIBUTION - CLASS X   DISTRIBUTION - CLASS B     FUND ACCOUNTING
       ---------------------------     ----------------------   ----------------------     ---------------
                 $331,666                     $212,759                  $2,050                 $72,982

3.  LINE OF CREDIT --

The Fund has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate. The Fund pays a commitment fee of 30 basis points per annum on the unused portion of the line. The Fund's policies allow borrowings for temporary or emergency purposes. There were no outstanding borrowings at December 31, 2002.

4.  SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The Fund also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Fund. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

The value of the cash collateral at period end is reported on the Fund's Statement of Assets and Liabilities. Earnings from the cash collateral is recorded on the Statements of Operations.

5.  CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into nine mutual fund series as described in note 1. The Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above funds or to new funds as determined by the Board of Directors. The shares of each fund have equal rights and privileges with all other shares of that fund.

   (b) Shown below is the capital share activity, in thousands, during the years ended December 31, 2001 and 2002.

                                         CLASS X         CLASS B       CLASS Y
                                         -------         -------       -------
   SHARES OUTSTANDING
       AT DECEMBER 31, 2000              113,591          3,331         32,798
                                        --------         ------       --------

       Shares sold                       221,991          7,378        314,129
       Shares reinvested                   4,218            108            630
       Shares redeemed                  (197,682)        (4,144)      (285,310)
                                        --------         ------       --------

   SHARES OUTSTANDING
       AT DECEMBER 31, 2001              142,118          6,673         62,247
                                        --------         ------       --------

       Shares sold                       290,490          7,265        300,021
       Shares reinvested                   1,555             32            292
       Shares redeemed                  (297,518)        (6,451)      (307,237)
                                        --------         ------       --------

   SHARES OUTSTANDING
       AT DECEMBER 31, 2002              136,645          7,519         55,323
                                        --------         ------       --------
                                        --------         ------       --------

6.  DISTRIBUTIONS TO SHAREHOLDERS --

There were no significant differences between the book basis and tax basis of distributable earnings as of December 31, 2002 and distributions for the year ended December 31, 2002.

                            NORTH TRACK FUNDS, INC.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Cash Reserve Fund:

  We have audited the accompanying statement of assets and liabilities of Cash Reserve Fund (the "Fund"), a series of North Track Funds, Inc., including the schedule of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those statements and financial highlights in their report dated January 18, 2002.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Fund as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 14, 2003

                                   MANAGEMENT

Under applicable law, the Board of Directors is responsible for management of North Track Funds, Inc. ("North Track"), including the Fund, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of North Track and hires service providers for the Fund, including the Fund's investment advisor and distributor, B.C. Ziegler and Company ("BCZ"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with BCZ, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that a majority of its Board of Directors must be independent of BCZ.

The directors and officers of North Track as of December 31, 2002 are listed below, together with their principal occupations during the past five years.
The current Statement of Additional Information for the Fund contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at (800) 826-4600.

                                                                                                   NUMBER OF
                                        TERM OF                                                    NORTH TRACK  OTHER
                         POSITION(S)    OFFICE AND                                                 FUNDS        DIRECTORSHIPS2<F10>
NAME, ADDRESS            HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S)                   OVERSEEN     HELD BY
AND DATE OF BIRTH        NORTH TRACK    TIME SERVED1<F9> DURING PAST FIVE YEARS                    BY DIRECTOR  DIRECTOR
-----------------        -----------    ---------------- -----------------------                   -----------  -------------------
INDEPENDENT DIRECTORS:

Ralph J. Eckert          Director       Since 1996       Chairman, Trustmark Insurance Cos. from        9       None
2059 Keystone Ranch Road                                 1972 to 1997;  Director, Trustmark Insurance
Dillon, CO 80435                                         Cos. from 1970 to 2000; Trustee, Board of
3-12-29                                                  Pensions of the Evangelical Lutheran Church
                                                         in America from 1991 to 1997, and Chairman
                                                         from 1993 to 1997.

Marcia L. Wallace        Director       Since 2001       Retired; Senior Vice President in Global       9       None
P.O. Box 18089                                           Trust Services and Institutional Custody,
Sarasota, FL 34276                                       First Chicago NBD/Bank One from 1985 to 1999.
12-2-47

James G. De Jong         Director       Since 2001       President and Managing Shareholder, O'Neil,    9       None
11000 N. Wyngate Trace                                   Cannon & Hollman S.C. (law firm) since 1978.
Mequon, WI 53092
10-18-51

Steven P. Kent           Director       Since 2001       Managing Director in Corporate Finance         9       None
8220 Greystone Court                                     Department, Keefe, Bruyette & Woods,
Burr Ridge, IL 60521                                     Incorporated (investment banking firm) since
8-27-50                                                  August 1998; Managing Director in Corporate
                                                         Finance Department, Robert W. Baird & Co.,
                                                         Incorporated from 1983 to 1998.

INTERESTED DIRECTORS AND OFFICERS:

Peter D. Ziegler3<F11>   Chairman of    Since 2000       Director, The Ziegler Companies, Inc. from     9       None
4363 Stoney Lane         the Board and                   1986 to 2001; Chairman, The Ziegler
Slinger, WI  53086       Director                        Companies, Inc. from 1997 to 2000; President
4-2-49                                                   and CEO, The Ziegler Companies, Inc. from
                                                         1990 to 2000; Director, West Bend Mutual
                                                         Insurance Company since 1988; Director,
                                                         Trustmark Insurance Company since 1990;
                                                         Trustee, National YMCA Retirement Fund
                                                         since 2000 and Chairman since 2003.

Robert J. Tuszynski      President      Since 1984       Managing Director, Ziegler Investment Group,   N/A     N/A
250 E. Wisconsin Ave.                                    B.C. Ziegler and Company since 1999; prior
Suite 2000                                               thereto, Senior Vice President, B.C. Ziegler
Milwaukee, WI 53202                                      and Company from 1996 to 1999.
3-9-59

James L. Brendemuehl     Senior Vice    Since 1999       Vice President - Mutual Funds, B.C. Ziegler    N/A     N/A
250 E. Wisconsin Ave.    President -                     and Company since 1995.
Suite 2000               Sales
Milwaukee, WI 53202
2-23-46

John H. Lauderdale       Senior Vice    Since 1993       Wholesaler, B.C. Ziegler and Company since     N/A     N/A
250 E. Wisconsin Ave.    President -                     1991.
Suite 2000               Marketing
Milwaukee, WI 53202
12-15-65

Franklin P. Ciano        Chief          Since 1996       Manager of North Track Operations, B.C.        N/A     N/A
250 E. Wisconsin Ave.    Financial                       Ziegler and Company since 1996.
Suite 2000               Officer and
Milwaukee, WI 53202      Treasurer
4-26-52

Kathleen J. Cain         Secretary      Since 1999       Administrative assistant to President of       N/A     N/A
250 E. Wisconsin Ave.                                    North Track, B.C. Ziegler and Company since
Suite 2000                                               1999; prior thereto, Assistant
Milwaukee, WI 53202                                      Secretary/Treasurer for Regal Ware, Inc.
11-19-57                                                 (kitchen items manufacturer).

1<F9> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
2<F10> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
3<F11> Mr. Ziegler is considered to be an "interested person" (as defined in the Investment Company Act of 1940) because he formerly served as an officer and director of The Ziegler Companies, Inc.

The standing committees of North Track's Board of Directors include an audit committee, nominating committee and pricing committee. The audit and nominating committees consist of all of the independent directors, namely Ralph J. Eckert, Marsha L. Wallace and James G. De Jong. The pricing committee consists of Ms. Wallace, Peter D. Ziegler, and Steven P. Kent.

Effective January 1, 2003, John J. Mulherin became a director of North Track Funds. Mr. Mulherin is President and Chief Executive Officer and a director of The Ziegler Companies, Inc. and B.C. Ziegler and Company.

                            NORTH TRACK FUNDS, INC.

                               CHANGE IN AUDITORS

On June 26, 2002, based on the recommendation of the Audit Committee of the North Track Board of Directors, the Board selected Deloitte & Touche LLP ("D&T") as independent auditors for the Fund for the fiscal year ending December 31, 2002. D&T replaces Arthur Andersen LLP ("AA"), which served as the Fund's independent auditors for the fiscal year December 31, 2001 and prior years. The change from AA to D&T was made as a result of AA's withdrawal from the public accounting business. During the past two fiscal years, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, and none of AA's reports on the Fund's financial statements contained an adverse opinion, a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
John J. Mulherin, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. De Jong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President-Sales
John H. Lauderdale, Senior Vice President-Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia A. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601-6779

250 East Wisconsin Avenue  o  Suite 2000  o  Milwaukee, Wisconsin 53202-4298

[NORTH TRACK LOGO]
SHARPEN YOUR FOCUS

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT178 - 02/03